SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy  Statement  Pursuant  to Section  14(a) of the  Securities
               Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Variable Investors Series Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5)  Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ---------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3)  Filing Party:

         ---------------------------------------------------------------

     4)  Date Filed:

         ---------------------------------------------------------------





                         VARIABLE INVESTORS SERIES TRUST

                           SMALL CAP GROWTH PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of the Small Cap Growth Portfolio (the "Portfolio") of Variable
Investors Series Trust (the "Trust") will be held at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523, on February 23, 2001, at 10:00 a.m., local time, to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof:


1. To approve a New Sub-Advisory Agreement between First Variable Advisory Services Corp. and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), such New Sub-Advisory Agreement to contain the same terms and conditions as the Former Sub-Advisory Agreement, except for the dates of execution and termination.


     The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of the Portfolio at the close of business on January 17, 2001 are entitled to vote at the Special Meeting and at any adjournments thereof.

                                              By order of the Board of Trustees,



                                                              Jeffery K. Hoelzel
                                                                       Secretary

February 1, 2001

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE. IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTION, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSAL NOTICED ABOVE.

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE PORTFOLIO AS OF DECEMBER 31, 2000, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 228-1035 OR WRITING TO THE TRUST AT 2122 YORK ROAD, OAK BROOK, ILLINOIS 60523.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU CAST YOUR VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                                 2122 York Road
                            Oak Brook, Illinois 60523

                     PROXY STATEMENT FOR THE SPECIAL MEETING
                   OF SHAREHOLDERS TO BE HELD FEBRUARY 23, 2001

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Variable Investors Series Trust (the "Trust") for use at the Special Meeting of Shareholders of the Small Cap Growth Portfolio (the "Portfolio"), to be held at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523, on February 23, 2001 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

                                     VOTING

     The Trust was established to be used exclusively as the underlying investment for certain variable life insurance and variable annuity contracts ("Variable Contracts") offered by certain participating life insurance companies through their separate accounts. First Variable Life Insurance Company ("First Variable Life") is the only participating life insurance company in the Portfolio and First Variable Life and certain of its separate accounts are the only shareholders. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), First Variable Life will solicit voting instructions from owners of Variable Contracts (the "Contract Owners") with respect to matters to be acted upon at the Special Meeting. All shares in the Portfolio held by First Variable Life or one of its separate accounts will be voted by First Variable Life in accordance with voting instructions received from the Contract Owners. First Variable Life will vote all of the shares which it is entitled to vote in the same proportion as the votes cast by the Contract Owners on the issues presented, including shares which are attributable to interests of First Variable Life and certain of its separate accounts in the Portfolio. First Variable Life has fixed the close of business on February 20, 2001 as the last day for which voting instructions will be accepted.

     The proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities" as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (2) more than 50% of the outstanding shares of the Portfolio.

     If the accompanying form of proxy is properly executed and returned in time to be voted at the Special Meeting, the shares covered thereby will be voted by First Variable Life in accordance with the instructions marked thereon. Executed proxies that are unmarked will be voted for the proposal to approve the proposed New Sub-Advisory Agreement (defined below) for the Portfolio. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The proposal being considered at the Special Meeting will be approved only if a sufficient number of votes are cast in favor of that proposal. Accordingly, votes to abstain and votes against will have the same effect in determining whether the proposal is approved.

     The Board has fixed the close of business on January 17, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to a vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share.

     As of the Record Date, there were 1,011,030.089 shares of the Portfolio outstanding. As of the Record Date, all of the shares of the Portfolio were owned by First Variable Life, First Variable Annuity Fund A, First Variable Annuity Fund E, First Variable Annuity Fund M and First Variable Separate Account VL. First Variable Annuity Funds A, E and M and First Variable Separate Account VL are separate accounts of First Variable Life. Their shares will be voted in accordance with voting instructions received from Contract Owners as described above under "Voting." The amount owned beneficially by the officers and Trustees of the Trust, as a group, is less than one percent of the Portfolio's outstanding shares.

     The Notice, this Proxy Statement and the accompanying proxy card will be first mailed to shareholders on or about February 1, 2001.

     The  purpose  of  the  Special   Meeting  is  to  permit  the   Portfolio's
shareholders to consider a New Sub-Advisory Agreement (defined below).

     The costs of the Special Meeting, including the solicitation of proxies and voting instructions from Contract Owners, will be paid by Pilgrim Baxter or an affiliate thereof, the current investment sub-adviser to the Portfolio.

     If, by the time scheduled for the Special Meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of the proposal described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned meeting.

                PROPOSAL: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

                 DESCRIPTION OF SUB-ADVISER AND CERTAIN EVENTS

     Pilgrim  Baxter  currently  acts  as the  investment  sub-adviser  for  the
Portfolio pursuant to an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") entered into with First Variable Advisory Services Corp. (the "Adviser"), the investment adviser for the Portfolio.

     The Adviser is a wholly-owned subsidiary of First Variable Life, the ultimate parent of which is Irish Life & Permanent plc., a leading insurance and financial services group in Ireland. The Adviser's address is 2122 York Road, Suite 300, Oak Brook, Illinois 60523.

     Through a tender offer completed on September 26, 2000 and a merger completed on October 5, 2000, Old Mutual plc, an English public limited company, ("Old Mutual"), acquired the outstanding common stock of United Asset Management Corporation ("UAM"), the parent company of Pilgrim Baxter (the "Transaction").

     Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 5DH, United Kingdom.

     The consummation of the Transaction constituted an "assignment," as that term is defined in the 1940 Act, of the Portfolio's former sub-advisory agreement ("Former Sub-Advisory Agreement"). As required by the 1940 Act, the Former Sub-Advisory Agreement automatically terminated upon its assignment.

     As an interim measure to avoid any lapse in investment sub-advisory services to the Portfolio as a consequence of this termination, the Board has continued the advisory services under the Interim Sub-Advisory Agreement between the Portfolio and Pilgrim Baxter.

     All compensation earned by Pilgrim Baxter under the Interim Sub-Advisory Agreement is being held in interest-bearing escrow accounts pending shareholder approval of the proposed new sub-advisory agreement for a period of up to 150 days from the termination of the Former Sub-Advisory Agreement (see "New Sub-Advisory Arrangements" below). If shareholders approve the proposed new sub-advisory agreement, the amount held in the escrow accounts, plus interest, will be paid to Pilgrim Baxter. If shareholders do not approve the proposed new sub-advisory agreement, Pilgrim Baxter will receive the lesser of the costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

     The Portfolio is currently operating under the Interim Sub-Advisory Agreement which became effective in September, 2000. The Interim Sub-Advisory Agreement does not need to be voted upon by shareholders.

                          NEW SUB-ADVISORY ARRANGEMENTS

     The Board has also approved, subject to shareholder approval, a new sub-advisory agreement between First Variable Advisory Services Corp., the adviser to the Portfolio ("Adviser") and Pilgrim Baxter (the "New Sub-Advisory Agreement"). The New Sub-Advisory Agreement has an initial term of two years. THE NEW SUB-ADVISORY AGREEMENT IS BEING SUBMITTED TO CONTRACT OWNERS FOR APPROVAL.

         TRANSFER OF CONTROL OF AN INVESTMENT ADVISER UNDER THE 1940 ACT

     Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and
(2) an unfair burden may not be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), Old Mutual agreed as part of the Transaction that, for a period of three years after the closing of the Transaction, it will not take or recommend any action that would cause more than 25% of the Trust's Trustees to be interested persons of any entity affiliated with Pilgrim Baxter.

     With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from the investment company of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     Old Mutual has also agreed not to take or recommend any action that would constitute an unfair burden on the Portfolio within the meaning of Section 15(f).

       DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENT WITH PILGRIM BAXTER

     THE NEW SUB-ADVISORY AGREEMENT WILL BE IDENTICAL IN ALL MATERIAL RESPECTS TO THE FORMER SUB-ADVISORY AGREEMENT.

     THE PORTFOLIO'S SUB-ADVISORY AND ADVISORY FEE RATES WILL REMAIN UNCHANGED.

                              SERVICES AND EXPENSES

     The Adviser and Pilgrim Baxter had previously entered into the Former Sub-Advisory Agreement with respect to the Portfolio. Both the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement obligate Pilgrim Baxter to (i) provide a program of continuous investment management for the Portfolio in accordance with the Portfolio's investment objectives, policies and limitations; (ii) make investment decisions for the Portfolio; and (iii) place orders to purchase and sell securities for the Portfolio, subject to the oversight and review of the Adviser.

                                SUB-ADVISORY FEES

     For its services under the New Sub-Advisory Agreement, Pilgrim Baxter is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio's average daily net assets. The same fees were payable under the Former Sub-Advisory Agreement. A schedule of the sub-advisory fees received by Pilgrim Baxter under the Former Sub-Advisory Agreement for the fiscal year ended December 31, 2000 is attached as Appendix B. Also attached as Appendix B is the date of the Former Sub-Advisory Agreement and the date on which it was submitted to a vote of security holders of the Portfolio, including the purpose of such submission.

                            LIMITATIONS ON LIABILITY

     The Former and New Sub-Advisory Agreements provide certain limitations on Pilgrim Baxter's liability, but also provide that Pilgrim Baxter shall not be protected against any liability to the Portfolio or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties thereunder.

                            CONTINUANCE AND RENEWALS

     The continuance of the New Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Portfolio's outstanding voting securities upon 60 days' written notice to Pilgrim Baxter or (ii) by Pilgrim Baxter at any time without penalty upon 60 days' written notice to the Trust. The New Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act). The Former Sub-Advisory Agreement contained identical provisions.

                        INFORMATION ABOUT PILGRIM BAXTER

     Pilgrim Baxter currently has discretionary management authority with respect to approximately $20 billion in assets. In addition to sub-advising the Portfolio, Pilgrim Baxter provides advisory services to PBHG Insurance Series Fund, Inc. and to The PBHG Funds, Inc., pension and profit-sharing plans, charitable institutions, corporations, trusts, and other investment companies. The principal business address of Pilgrim Baxter is 825 Duportail Road, Wayne, Pennsylvania 19087. The directors and officers of Pilgrim Baxter are: Harold J. Baxter, Chairman of the Board and Chief Executive Officer and Gary L. Pilgrim, Director, President and Chief Investment Officer. A schedule of other investment companies for which Pilgrim Baxter serves as investment adviser or sub-adviser, and related fees, is attached as Appendix C. The form of New Sub-Advisory Agreement is attached to this proxy statement as Appendix A.

                   TRUSTEES' CONSIDERATION AND RECOMMENDATION

     At an in-person meeting of the Board of Trustees held on August 17, 2000, the Board considered the approval of the proposed Interim and New Sub-Advisory Agreements. The Trustees reviewed and considered all of the information provided with respect to Pilgrim Baxter, Old Mutual and the proposed transaction. In addition, the Trustees met with representatives of Pilgrim Baxter who described the transaction and answered Trustees' questions related thereto. Further, with respect to the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement, the Trustees particularly considered the following factors:

(1)  the experience of Old Mutual in the asset management business;

(2)  the financial strength of Old Mutual;

(3) the stated expectation that there would be no material change to the corporate structure of Pilgrim Baxter;

(4) Old Mutual's stated commitment to retain the existing Pilgrim Baxter management team and establish a phantom stock plan for the principals of Pilgrim Baxter and current and future key employees;

(5) that the sub-advisory fee imposed under the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement is identical to the fee that exists under the Former Sub-Advisory Agreement;

(6) the fact that there will be no material difference in the expense ratios resulting under the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement; and

(7)  the fairness of the  compensation  payable to Pilgrim  Baxter under the New

     Sub-Advisory Agreement and Interim Sub-Advisory Agreement in light of the services to be provided and Pilgrim Baxter's past performance.

     Based upon its review of all of the information provided, the consideration of the factors described above and such other factors it considered relevant, and after consulting with Independent Counsel, the Board, including all of the Independent Trustees, determined that the New Sub-Advisory Agreement and Interim Sub-Advisory Agreement between the Adviser and Pilgrim Baxter are in the best interests of the Portfolio and its shareholders. ACCORDINGLY, THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES BY UNANIMOUS VOTE, APPROVED THE NEW AND INTERIM SUB-ADVISORY AGREEMENTS AND RECOMMENDED THAT THE PORTFOLIO'S SHAREHOLDERS VOTE TO APPROVE THESE AGREEMENTS.


                                 REQUIRED VOTE

     Approval of the New Sub-Advisory Agreement for the Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio as defined in the 1940 Act. The Board unanimously recommends that the Shareholders of the Portfolio vote in favor of this Proposal.

                                 OTHER MATTERS

     The Board of Trustees knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is intended that the proxies will vote thereon in their discretion.

By order of the Board of Trustees,




Jeffery K. Hoelzel
Secretary

Dated: February 1, 2001
Oak Brook, Illinois


                                                 MARKED TO SHOW CHANGES FROM
                                                 FORMER SUB-ADVISORY AGREEMENT:
                                                 DELETIONS IN BRACKETS;
                                                 ADDITIONS UNDERLINED


                                   APPENDIX A

                         VARIABLE INVESTORS SERIES TRUST

                             SUB-ADVISORY AGREEMENT

      This Agreement is made between FIRST VARIABLE ADVISORY SERVICES CORP., a Massachusetts corporation and a wholly-owned subsidiary of First Variable Life Insurance Company ("Life Company"), having its principal place of business in Oak Brook, Illinois [Boston, Massachusetts] (hereinafter referred to as
-------------------
"Adviser"), and PILGRIM BAXTER & ASSOCIATES, LTD., a Delaware corporation, having its principal place of business in Wayne, Pennsylvania (hereinafter referred to as "Sub-Adviser").

     WHEREAS, Variable Investors Series Trust (the "Trust"), an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended ("Act"), that is registered as such with the Securities and Exchange Commission has appointed Adviser as investment adviser for all its portfolios including the Small Cap Growth Portfolio; and
                                                         ------

     WHEREAS, Sub-Adviser is engaged in the business of rendering investment management services; and

     WHEREAS,   Adviser  desires  to  retain   Sub-Adviser  to  provide  certain
investment   management  services  for  the  Small  Cap  Growth  Portfolio  (the
                                                         -------
"Portfolio") of the Trust as more fully described below;

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

   1. Adviser hereby retains Sub-Adviser to assist Adviser in its capacity as investment adviser for the Portfolio. Subject to the oversight and review of Adviser and the Board of Trustees of the Trust, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio. Sub-Adviser will determine in its discretion, subject to the oversight and review of Adviser, the investments to be purchased or sold, will provide Adviser with records concerning its activities which Adviser or the Trust is required to maintain, and will render regular reports to Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The services of Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

   2. Sub-Adviser, in its supervision of the investments of the Portfolio, will be guided by the Portfolio's investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Adviser to Sub-Adviser.

   3. Adviser shall pay to Sub-Adviser, for all services rendered to the Portfolio by Sub-Adviser hereunder, the fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder.

   4. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not "interested persons", as defined in Section 2(a)(19) of the Act, of any party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Portfolio.

   5. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, as defined in Section 2(a)(42) of the Act, on sixty (60) days' written notice to Sub-Adviser, or by Adviser or Sub-Adviser upon not less than sixty (60) days' written notice to the other party.

   6. This Agreement may not be assigned by Adviser or Sub-Adviser and shall automatically terminate in the event of any assignment. Sub-Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

   7. Sub-Adviser represents and warrants that the Portfolio will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended and Treasury Regulations Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations; provided, however, that Adviser shall promptly provide Sub-Adviser with copies of such Section 817(h) and Regulation Section 1.817-5 as currently in effect and as modified or amended from time to time. Sub-Adviser will be relieved of this obligation and shall be held harmless when
(i) the Portfolio is invested in compliance with the requirements of Section 817(h) and/or Regulation Section 1.817-5 as most recently provided to
Sub-Adviser by Adviser or (ii) when direction from the Adviser or Trustees causes non-compliance with Section 817(h) and/or Regulation Section 1.817-5. Sub-Adviser agrees to provide quarterly reports to Adviser, executed by a duly authorized officer of Sub-Adviser, within seven (7) days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Adviser may request and Sub-Adviser agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Adviser.

   8. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement on the part of Sub-Adviser, Sub-Adviser shall not be liable to Adviser, the Trust, the Portfolio or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

   9. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Portfolio with broker-dealers selected by the Sub-Adviser. In executing portfolio transactions and selecting broker-dealers, the Sub-Adviser will use its best efforts to seek best execution on behalf of the Portfolio. In assessing the best execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act")) provided to the Portfolio and/or other accounts over which the Sub-Adviser, an affiliate of the Sub-Adviser (to the extent permitted by law) or another investment adviser of the Portfolio exercises investment discretion. The Sub-Adviser is authorized to cause the Portfolio to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

   10. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Act, of any party to this Agreement (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and on behalf of the Portfolio by the holders of a majority of the outstanding voting securities of the Portfolio, as defined in
Section 2(a)(42) of the Act.

   11. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois [Commonwealth of Massachusetts].
            -----------------

   12. This Agreement will become binding on the parties hereto upon their execution of the attached Exhibit A to this Agreement.

   13. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Trust or such persons as the Adviser may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Adviser in connection with the performance of its obligations hereunder, particularly, but not necessarily limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Portfolio.

   14. Each party to this Agreement hereby acknowledges that it is registered as an investment adviser under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.


                               EXHIBIT A

                    VARIABLE INVESTORS SERIES TRUST

                       SUB-ADVISORY COMPENSATION


      For all services rendered by Sub-Adviser hereunder, Adviser shall pay to Sub-Adviser and Sub-Adviser agrees to accept as full compensation for all services rendered hereunder, an annual fee as follows:

SMALL CAP GROWTH PORTFOLIO
          ------

      .60 of 1% on an annualized basis of the average daily net assets of the Portfolio.

      Such fees shall accrue daily and be paid monthly.

      Witness the due execution hereof this ____ day of ________,  2001 [1st day
                                                                   -----
of June, 1995].



                                   FIRST VARIABLE ADVISORY SERVICES CORP.
Attest:

                                   By:
----------------------------           ---------------------------------


                                   PILGRIM BAXTER & ASSOCIATES, LTD.
Attest:

                                   By:
----------------------------           ---------------------------------


                                   APPENDIX B

                        SUB-ADVISORY FEES PAID UNDER THE
                          FORMER SUB-ADVISORY AGREEMENT
                            FOR THE FISCAL YEAR ENDED
                                DECEMBER 31, 2000


          The date of the Former Sub-Advisory Agreement was June 1, 1995. The Agreement was approved on May 11, 1995 by the Portfolio's sole shareholder.

          The sub-advisory fees paid to Pilgrim Baxter by the Adviser for the year ended December 31, 2000 were $142,000.



                                   APPENDIX C
               OTHER INVESTMENT COMPANIES ADVISED BY PILGRIM BAXTER


          Pilgrim Baxter also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at October 31, 2000.

- ----------------------------------------------------------------------------------------------------------------------------------
                                                            NET ASSETS                                     EXPENSE LIMITATION/
                                      INVESTMENT          ($ MIL) AS OF                                       FEE RATE PAID
          FUND                        OBJECTIVE            10/31/00              FEE                           AFTER WAIVER
- ----------------------------------------------------------------------------------------------------------------------------------

PBHG Large Cap Growth             Large Cap Growth         $455,837,544          0.75%                     None
                                                                                                           0.75%
- ----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                 Large Cap Growth         $1,058,909,831        0.85%                     1.50%
                                                                                                           0.85%
- ----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Value              Large Cap Value          $77,865,953           0.65%                     1.50%
                                                                                                           0.65%
- ----------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap Value                Mid-Cap Value            $115,939,645          0.85%                     1.50%
                                                                                                           0.85%
- ----------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Value              Small Cap Value          $198,580,287          1.00%                     1.50%
                                                                                                           0.92%
- ----------------------------------------------------------------------------------------------------------------------------------
PBHG Technology &                 Technology               $2,752,877,700        0.85%                     None
Communications                                                                                             0.85%
- ----------------------------------------------------------------------------------------------------------------------------------
WRL PB Mid Cap                    Mid Cap Growth           $265,457,054          0.50% to $100             No expense
Growth (Sub-adviser)                                                             million; 0.40%            limitation on
                                                                                 above $100                sub-advisory
                                                                                 million                   fees
- ----------------------------------------------------------------------------------------------------------------------------------
IDEX PB Mid Cap                   Mid Cap Growth           $147,604,939          0.50% to $100             No expense
Growth (Sub-adviser)                                                             million; 0.40%            limitation on
                                                                                 above $100                sub-advisory
                                                                                 million                   fees

- ----------------------------------------------------------------------------------------------------------------------------------
IDEX PB Technology                Technology               $87,153,157           0.55% to $100             No expense
(Sub-adviser)                                                                    million; 0.50%            limitation on
                                                                                 above $100                sub-advisory
                                                                                 million                   fees
- ----------------------------------------------------------------------------------------------------------------------------------







                                      PROXY

                           SMALL CAP GROWTH PORTFOLIO
                                       OF
                         VARIABLE INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 23, 2001

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Small Cap Growth Portfolio of Variable Investors Series Trust ("Trust") hereby appoints ________________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on February 23, 2001 at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois 60523 at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a New Sub-Advisory Agreement between First Variable Advisory Services Corp. and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), such New Sub-Advisory Agreement to contain the same terms and conditions as the Former Sub-Advisory Agreement, except for the dates of execution and termination.


FOR      [        ]        AGAINST  [       ]        ABSTAIN  [        ]

         Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                           Dated:   ____________________, 2001

                                           First Variable Life Insurance Company

                                           -------------------------------------

                                            Name of Insurance Company

                                            ------------------------------------
                                            Name and Title of Authorized Officer

                                            ------------------------------------
                                            Signature of Authorized Officer

SMALL CAP GROWTH PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in the Portfolio:

----------------------------------



[NAME OF PORTFOLIO]


              INSTRUCTIONS TO FIRST VARIABLE LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
          VARIABLE INVESTORS SERIES TRUST TO BE HELD ON FEBRUARY 23, 2001
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      FIRST VARIABLE LIFE INSURANCE COMPANY


The undersigned hereby instructs First Variable Life Insurance Company (the "Company") to vote all shares of the above-referenced Portfolio of VARIABLE INVESTORS SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on February 23, 2001, at the offices of First Variable Advisory Services Corp., 2122 York Road, Oak Brook, Illinois and at any adjournment thereof, as indicated on the reverse side.



                                           Dated: ________________________, 2001


                                           -------------------------------------
                                                       Signature(s)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Joint owners should each sign this proxy. Please sign, date and return.

INSTRUCTIONS SOLICITED ON BEHALF OF FIRST VARIABLE LIFE INSURANCE COMPANY

FIRST VARIABLE LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the box below.


                                               FOR          AGAINST      ABSTAIN
                                               ---          -------      -------


1. To approve a New Sub-Advisory              [   ]          [   ]        [   ]
   Agreement  between First Variable
   Advisory Services Corp. and
   Pilgrim Baxter & Associates, Ltd.
   ("Pilgrim Baxter"), such New
   Sub-Advisory Agreement to contain
   the same terms and conditions as
   the Former Sub-Advisory Agreement,
   except for the dates of execution
   and termination.



                  IMPORTANT: Please sign on the reverse side.